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                                                                   EXHIBIT 10.3C


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                           ASSIGNMENT AND REASSIGNMENT
                               OF OWNERS AGREEMENT

                           Dated as of August 24, 2000

                                     between

                RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC,
                                   as Assignor

                                       and

                           CONEMAUGH LESSOR GENCO LLC,
                                   as Assignee




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                                TABLE OF CONTENTS

SECTION 1. DEFINITIONS............................................................................................1


SECTION 2. ASSIGNMENT OF OWNERS AGREEMENT TO OWNER LESSOR.........................................................2

     Section 2.1      Assignment of Owners Agreement..............................................................2
     Section 2.2      Assumption by the Owner Lessor..............................................................2

SECTION 3. REASSIGNMENT OF OWNERS AGREEMENT TO REMA...............................................................3

     Section 3.1      Reassignment of Owners Agreement............................................................3
     Section 3.2      Assumption by REMA..........................................................................3

SECTION 4. AMENDMENT OF OWNERS AGREEMENT..........................................................................3


SECTION 5. SECURITY FOR OWNER LESSOR'S OBLIGATION UNDER LESSOR NOTES..............................................3


SECTION 6. MISCELLANEOUS..........................................................................................4

     Section 6.1      Amendments and Waivers......................................................................4
     Section 6.2      Notices.....................................................................................4
     Section 6.3      Survival....................................................................................5
     Section 6.4      Successors and Assigns......................................................................5
     Section 6.5      Governing Law...............................................................................6
     Section 6.6      Severability................................................................................6
     Section 6.7      Counterparts................................................................................6
     Section 6.8      Headings....................................................................................6
     Section 6.9      Further Assurances..........................................................................6
     Section 6.10     Limitation of Liability.....................................................................6
     Section 6.11     Measuring Life..............................................................................7

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                           ASSIGNMENT AND REASSIGNMENT
                               OF OWNERS AGREEMENT


         This ASSIGNMENT AND REASSIGNMENT OF OWNERS AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "AGREEMENT"), dated as of August 24, 2000, is made between Reliant Energy Mid-Atlantic Power Holdings LLC, a Delaware limited liability company (together with its successors and permitted assigns, "REMA") and Conemaugh Lessor Genco LLC, a Delaware limited liability company (together with its successors and permitted assigns, the "OWNER LESSOR").

                                   WITNESSETH:

         WHEREAS, REMA, as a co-owner, has 16.45% undivided interest in the Facility as tenant-in-common with the right to nonexclusive possession of the Facility;

         WHEREAS, the rights and obligations as tenants-in-common of the co-owners of the Facility and the Facility Site and all improvements constructed, and all personal property situated thereon, are governed by the Owners Agreement;

         WHEREAS, simultaneously herewith, REMA has conveyed to the Owner Lessor the Facility Interest pursuant to the Deed and Bill of Sale, and has leased to the Owner Lessor the Ground Interest pursuant to the Site Lease and Sublease;

         WHEREAS, the Owner Lessor will lease to REMA the Facility Interest and the Ground Lease pursuant to the Facility Lease and the Site Lease and Sublease, respectively, in each case for the length of the Facility Lease Term;

         WHEREAS, pursuant to the terms hereof, (i) REMA will assign to the Owner Lessor all of REMA's right, title and interest under the Owners Agreement, and (ii) the Owner Lessor will reassign all of the Owner Lessor's right, title and interest under the Owners Agreement assigned to it by REMA hereunder back to REMA for a term equal to the Facility Lease Term (unless earlier terminated pursuant to the terms of this Agreement);

         WHEREAS, the parties to this Agreement desire to clarify the Owner Lessor's and REMA's rights and obligations relating to the Facility Interest under the Owners Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   WITNESSETH:

SECTION 1. DEFINITIONS

         Unless the context hereof shall otherwise require, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in, and this Agreement (including capitalized terms defined herein) shall be interpreted in accordance with, Appendix A

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to the Participation Agreement dated as of August 24, 2000 among REMA, as
Facility Lessee, the Owner Lessor, Wilmington Trust Company, in its individual capacity and as Lessor Manager, the Owner Participant, and Bankers Trust Company, in its individual capacity and as Lease Indenture Trustee and as Pass Through Trustee. The general provisions of such Appendix shall apply to the terms used in this Agreement and specifically defined herein.

         As used in this Agreement, the following terms shall have the respective meanings assigned thereto as follows:

         "Lessor Possession Date" shall mean the earlier to occur of (a) the expiration or termination of the Facility Lease Term, and (b) the date on which the Facility Lessee shall lose possession of such the Facility Interest, as the case may be, pursuant to Section 13 or 14 of the Facility Lease.

         "Owner" shall mean the owner of the Facility Interest under the Owners Agreement.

SECTION 2. ASSIGNMENT OF OWNERS AGREEMENT TO OWNER LESSOR

     Section 2.1  Assignment of Owners Agreement.

         (a) REMA hereby assigns to the Owner Lessor all of REMA's right, title, and interest in, to and under the Owners Agreement. The assignment effected by this Section 2.1(a) shall terminate only (i) with respect to the Released Interest or Surplus Released Interest (as defined in Section 14.6 of the Facility Lease), on the early termination of the Facility Lease with respect to the Facility Interest pursuant to and in accordance with Section 14 thereof,
(ii) in whole, on the early termination of the Facility Lease pursuant to and in accordance with Section 10.2 thereof or (iii) in whole, if REMA purchases the Facility Interest upon the early termination of the Facility Lease pursuant to and in accordance with Section 13.2 thereof.

         (b) The parties hereto agree that, in consequence of the assignment effected by Section 2.1(a) and the reassignment effected by Section 3.1(a), from and after the Lessor Possession Date with respect to the Facility Interest the Owner Lessor shall have all right, title and interest of REMA in, to and under, the Owners Agreement, including the right to schedule and take up to the Owner Lessor's Percentage of the net generating capability of the Facility.

     Section 2.2  Assumption by the Owner Lessor.

         (a) Subject to paragraph (b) of this Section 2.2, the Owner Lessor hereby assumes and agrees to perform, effective as of the Lessor Possession Date for the Facility Interest, all of the duties and obligations of REMA under the Owners Agreement with respect to the Facility Interest.

         (b) Notwithstanding anything to the contrary hereinabove set forth, (i) prior to the Lessor Possession Date, the Owner Lessor shall have no obligation or liability under the Owners Agreement, and (ii) prior to the Lessor Possession Date, the Owner Lessor shall not be liable for any costs of operation of the Facility Interest.


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SECTION 3. REASSIGNMENT OF OWNERS AGREEMENT TO REMA

     Section 3.1  Reassignment of Owners Agreement.

         (a) The Owner Lessor hereby reassigns all of the Owner Lessor's right, title, and interest in, to and under the Owners Agreement assigned to it by REMA pursuant to Section 2.1 to REMA. The reassignment effected by this Section 3.1(a) shall terminate only (i) upon any termination of the assignment as provided in Section 2.1(a) (to the extent of such termination), (ii) in whole on the later to occur of the stated expiration of the Facility Lease Term or any Renewal Lease Term elected by REMA in accordance with Section 15 of the Facility Lease, (iii) upon the earlier termination of the Facility Lease with respect to any portion of the Facility Interest pursuant to and in accordance with Section 14 of the Facility Lease, (iv) in whole, upon early termination of the Facility Lease pursuant to and in accordance with Section 13 or 14 thereof, and (v) in whole, upon the earlier termination of the Facility Lease pursuant to and in accordance with Section 17.1(b) of the Facility Lease in consequence of a Lease Event of Default thereunder.

         (b) The parties hereto agree that, in consequence of the reassignment effected by Section 3.1(a), from and after the date of this Agreement REMA, shall, inter alia, have all right, title and interest of the Owner Lessor in, to and under the Owners Agreement, including the right to schedule and take up to the Owner Lessor's Percentage of the net generating capability of Facility.

         Section 3.2 Assumption by REMA. REMA hereby assumes and agrees to perform, effective as of the date of this Agreement, the Owner Lessor's Percentage of all of the duties and obligations of REMA under the Owners Agreement with respect to the Facility Interest.

SECTION 4. AMENDMENT OF OWNERS AGREEMENT.

         REMA agrees that it will not, without the prior written consent of the Owner Lessor, consent to any amendment, modification or supplement to the Owners Agreement that could reasonably be expected to have a material adverse effect on the rights of the Owner Lessor or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee or the Noteholders, or the value of the Facility Interest, unless such modification or supplement is required by Applicable Law or is necessary to operate or maintain the Facility in compliance with Applicable Law.

SECTION 5. SECURITY FOR OWNER LESSOR'S OBLIGATION UNDER LESSOR NOTES

         In order to secure the Lessor Notes, the Owner Lessor will, pursuant to the Lease Indenture, grant a Lien to the Lease Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under this Agreement. REMA hereby consents to such assignment and creation of such Lien and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the REMA shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture has been fully released, the Lease Indenture Trustee under the Lease Indenture shall have the rights of the


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Owner Lessor under this Agreement to the extent set forth in, and subject in each case to, the exceptions set forth in, the Lease Indenture.

SECTION 6. MISCELLANEOUS

     Section 6.1 Amendments and Waivers. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 6.2 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to REMA:

             Reliant Energy Mid-Atlantic Power Holdings LLC
             1100 Louisiana Street, 16th Floor
             Houston, Texas 77002
             Telephone No.: (713) 207-3351
             Facsimile No.:  (713) 207-9916
             Attention:  Treasurer

If to the Owner Lessor:

             Conemaugh Lessor Genco LLC
             c/o Wilmington Trust Company
             Rodney Square North
             1100 North Market Street
             Wilmington, Delaware 19890-0001
             Telephone No.:  (302) 651-1000
             Facsimile No.:  (302) 651-8882
             Attention: Corporate Trust Administration


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         with a copy to:

             PSEGR Conemaugh Generation, LLC
             c/o PSEG Resources Inc.
             80 Park Plaza, Suite T-22
             Newark, New Jersey  07101
             Telephone No.:  (973) 456-3560
             Facsimile No.:  (973) 456-3569
             Attention: President

and to the Lease Indenture Trustee:

             c/o Bankers Trust Company
             Four Albany Street
             New York, New York 10006
             Telephone No.:  (212) 250-1610
             Facsimile No.:  (212) 669-0772
             Attention:  Marion Zinowski

If to the Pass Through Trustee:

             c/o Bankers Trust Company
             Four Albany Street
             New York, New York 10006
             Telephone No.:  (212) 250-1610
             Facsimile No.:  (212) 669-0772
             Attention:  Marion Zinowski

         A copy of all notices provided for herein shall be sent by the party giving such notice to each of the other parties hereto.

     Section 6.3 Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Agreement.

     Section 6.4  Successors and Assigns.

         (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

         (b) Except as expressly provided herein or in any other Operative Document, REMA may not assign or transfer any of its interests herein without the consent of the Owner Lessor.


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     Section 6.5  Governing Law. This Agreement shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provision thereof, other than New York General Obligations Law Section 5-1401), except to the extent the laws of the State of Pennsylvania are mandatorily applicable under the laws of the State of Pennsylvania.

     Section 6.6 Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 6.7 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

     Section 6.8 Headings. The Headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 6.9 Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

     Section 6.10 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trust Company, not individually or personally but solely as Lessor Manager under the LLC Agreement of the Owner Lessor in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Agreement.

     Section 6.11 Measuring Life. If and to the extent that any of the rights and privileges granted under this Agreement, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Agreement, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the


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descendants living on the date of the execution of this Agreement, of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H. W. Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Agreement, whichever of (a) and (b) is shorter.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized.

                                 RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                 CONEMAUGH LESSOR GENCO LLC

                                 By: Wilmington Trust Company, not in its
                                     individual capacity, but solely as Lessor
                                     Manager under the LLC Agreement



                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


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